EXHIBIT 99.3

NEW FRONTIER MEDIA, INC.  2010 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT

PARTICIPANT:

DATE OF GRANT:

AGREEMENT between New Frontier Media, Inc.  (the “Company”), and the above named Participant (“Participant”), an Employee or Director of the Company.

The Company and Participant agree as follows:

1.                                       Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the New Frontier Media, Inc.  2010 Equity Incentive Plan (the “Plan”), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

2.                                       Grant of Restricted Stock.  Participant is hereby granted an Award of restricted Common Stock (the “Award”) pursuant to the Plan.  The Restricted Stock Award is for that number of shares of Common Stock (the “Shares”) with a purchase price per Share (which may be zero), vesting dates and/or conditions, and the expiration date of such Award as set forth below:

Number of Shares Subject to Grant:
Purchase Price per Share:
Expiration Date:
Vesting Date:

3.                                       Stock Register and Certificates.  The Shares shall be recorded in the stock register of the Company in the name of Participant.  A stock certificate or certificates representing the Shares shall be registered in the name of Participant, but such certificates shall remain in the custody of the Company.  Participant shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Exhibit A, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that shall be forfeited or otherwise not become vested in accordance with the Plan and this Agreement.

4.                                       Restrictions.  Participant shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

5.                                       Unvested Shares Subject to Forfeiture.  In the event that Participant terminates Continuous Service with the Company for any reason, including Disability of Participant, any unvested portion of the Shares held by Participant as of the date of such termination of Continuous Service shall be forfeited to the Company as of the date of termination of Continuous Service at the Purchase Price per Share set forth above.

6.                                       Responsibility for Taxes.  Participant may complete and file with the Internal Revenue Service an election in substantially the form attached hereto as Exhibit B pursuant to Section 83(b) of the Internal Revenue Code (“Code”) to be taxed currently on the Fair Market Value of the Shares, without regard to the vesting restrictions set forth in this Agreement.  Participant shall be responsible for all taxes associated with the acceptance of the Award, including any tax liability associated with the representation of Fair Market Value if the election is made pursuant to Code Section 83(b).

7.                                       General Provisions.

(a)                                  Withholding.  Participant shall reimburse the Company, in cash, by certified or bank cashier’s check, or any other form of legal payment permitted by the Company for any federal, state or local taxes required by law to be withheld with respect to the vesting of the Shares.  The Company shall have the right to deduct from any salary or other payments to be made to Participant any federal, state or local taxes required by law to be so withheld.  The Company’s obligation to deliver a certificate to Participant representing the Shares upon vesting of the Award is subject to the payment by Participant of any applicable federal, state and local withholding tax.

(b)                                 Amendment.  Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew the Award, or accept the surrender of the Award to the extent not theretofore exercised and authorize the granting of new Awards in substitution therefore, except that no such action shall diminish or impair the rights under the Award without the consent of Participant.

(c)                                  Receipt of Plan.  By entering into this Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

(d)                                 Legends.  Certificates representing the Shares prior to vesting shall contain the following legend or a legend similar thereto:

THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF THE COMPANY’S 2010 EQUITY INCENTIVE PLAN AND AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER WHEREBY THE TRANSFER IN ANY MANNER OF SUCH SHARES OF STOCK OR ANY INTEREST THEREIN IS RESTRICTED AND THE SHARES OF STOCK ARE SUBJECT TO FORFEITURE.  A COPY OF SAID PLAN AND SAID AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY.

Certificates may also contain such other legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.

(e)                                  Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Participant to remain in the Continuous Service of the Company, or of the Company to continue Participant in the Continuous Service of the Company.

(f)                                    Effect on Employee Benefits.  Participant agrees that the Award will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

(g)                                 Confidentiality of Information.  By entering into this Agreement, Participant acknowledges that the information regarding the grant of Shares contained herein is confidential and may not be shared with anyone other than Participant’s immediate family and personal financial advisor.

(h)                                 Specific Enforcement.  Because of the unique value of the Shares, in addition to any other remedies that the Company may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable.

(i)                                     Costs of Enforcement.  In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party of such litigation, as determined by any court of competent jurisdiction in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys’ fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgment in any action or proceeding, such costs, expenses and attorneys’ fees shall be included as part of the judgment.

(j)                                     Further Action.  The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

(k)                                  Interpretation.  The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.  This Agreement, as issued pursuant to the Plan, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.  This Agreement may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not necessarily the same, counterpart.  The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement in any way.

(l)                                     Assignment.  This Agreement shall be binding upon the parties and their respective legal representatives, beneficiaries, successors and assigns.

(m)                               Notices.  All notices or other communications that are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party.  Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail.  Either party may change its address for such communications by giving notice thereof to the other party in conformity with this section.

(n)                                 Governing Law; Venue.  This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Colorado.  The parties agree that any action brought by either party to interpret or enforce any provision of this Plan or of the Award Agreements shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company, and Participant have executed this Agreement, effective as of the date of grant.

NEW FRONTIER MEDIA, INC.	PARTICIPANT

By:
Signature
Title:
Print Name
Date:
Date:

7007 Winchester Circle, Suite 200	Address:
Boulder, CO 80301

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto New Frontier Media, Inc. , a Colorado corporation (the “Company”)                                                        (                  ) shares of Common Stock of the Company, standing in the undersigned’s name on the books of said corporation represented by Certificate No.                                   , and does hereby irrevocably constitute and appoint the Secretary of the Company as attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated:
Signature

Print Name

EXHIBIT B

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY IN GROSS INCOME
PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

This election form is to be filed with the IRS Service Center with which the Participant files his or her return. It should be mailed “Certified Mail” and postmarked by the post office to establish proof of timely filing.  Timely filing requires such mailing to occur within thirty (30) days following the date of the grant.  One copy must be provided to the Company and one copy must be filed with the Participant’s tax return for the taxable year of exercise.  Participant may also wish to determine the relevant state tax procedure for the state in which Participant resides.

Pursuant to the Restricted Stock Award Agreement entered into by and between the undersigned Participant and New Frontier Media, Inc. , a Colorado corporation (the “Company”), as of           , 20     (the “Award Agreement”), Participant has acquired                        shares of Common Stock of the Company (the “Shares”) which are subject to a substantial risk of forfeiture under the Award Agreement.  Participant desires to make an election to have the Shares taxed under the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) at the time Participant acquired the Shares.

Therefore, pursuant to Code Section 83(b) and Treasury Regulation Section 1.83-2, Participant hereby makes an election to report as taxable income in                     [YEAR] the Shares’ fair market value on                                                 [DATE], the date on which Participant acquired the Shares (or any subsequent date that may be determined to be the date of transfer for purposes of the Code).

The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

1.                                       The name, address and social security number of Participant:

2.                                       A description of the property with respect to which the election is being made:

Shares of Common Stock of New Frontier Media, Inc. , a Colorado corporation.

3.                                       The date on which the property was transferred:                        .

The taxable year for which such election is made: Calendar Year                  .

4.                                       The restrictions to which the property is subject:

The Shares are subject to forfeiture to the Company for no consideration should Participant’s employment with the Company terminate or should other specified events occur.  Shares vest only upon the passage of time.  Upon any transfer by Participant, the Shares will be subject to the same restrictions.

5.                                       The fair market value on                                   , 20     , of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $                              .

6.                                       The amount paid for such property:  $                                            .

7.                                       A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).

Signature

Print Name:

Date